SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) March 25, 2000



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000



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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On March 25, 1999, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended February 29, 2000, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date    March 30, 2000                  By: /s/ P. E. Cochran
                                                P. E. Cochran
                                                Vice President and Controller

                                    FORM 8-K





                                  EXHIBIT INDEX




Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #55, Series 1995-1 dated March 25, 2000



  20.2 Monthly Servicer and Settlement Certificate #29, Series 1997-1 dated March 25, 2000


  20.3 Monthly Servicer and Settlement Certificate #21, Series 1998-1 dated March 25, 2000